
                          COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                         CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(In thousands, except per share data)                                 JUNE 30, 2006     December 31, 2005*
                                                                   -------------------- --------------------
                                                                       (UNAUDITED)
                              ASSETS
  Cash and due from banks, noninterest-bearing                     $            16,375  $            18,784
  Interest-bearing deposits in other banks                                       3,251                5,038
                                                                   -------------------- --------------------
    Total cash and cash equivalents                                             19,626               23,822
  Securities:
    Available for sale (amortized cost of $42,272 in June 2006
     and $43,133 in December 2005)                                              40,716               42,381
    Held to maturity (estimated market value of $1,781 in June
     2006 and $1,981 in December 2005)                                           1,879                2,029
  FHLB stock                                                                     6,535                5,829
  Loans held for sale                                                            8,509                4,894

  Loans                                                                        725,426              643,727
    Less allowance for loan losses                                               7,333                6,763
                                                                   -------------------- --------------------
          Net loans                                                            718,093              636,964

  Other real estate owned                                                          574                   26
  Accrued interest receivable                                                    3,722                3,345
  Premises and equipment, net                                                   10,492               10,537
  Goodwill                                                                       1,462                1,462
  Other assets                                                                  16,056               14,977
                                                                   -------------------- --------------------
          Total assets                                             $           827,664  $           746,266
                                                                   ==================== ====================

               LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                         $           633,430  $           564,990
  Short-term borrowings                                                         27,592               21,803
  Escrow deposits                                                                  755                  561
  Accrued interest payable                                                         422                  418
  Accrued expenses and other liabilities                                         3,474                3,857
  Long-term obligations                                                        108,538              103,541
                                                                   -------------------- --------------------
          Total liabilities                                                    774,211              695,170
                                                                   -------------------- --------------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000 shares authorized,
    no shares issued and outstanding                                                 -                    -
  Common stock, $1 par value, 14,000  shares authorized,
   6,504 and 4,305 shares issued and outstanding                                 6,504                4,305
  Additional paid-in capital                                                     2,825                2,735
  Accumulated other comprehensive loss                                            (956)                (462)
  Retained earnings                                                             45,080               44,518
                                                                   -------------------- --------------------
          Total stockholders' equity                                            53,453               51,096
                                                                   -------------------- --------------------
             Total liabilities and stockholders' equity            $           827,664  $           746,266
                                                                   ==================== ====================

Book value per common share**                                      $              8.22  $              7.91
                                                                   ==================== ====================

*Derived from audited consolidated financial statements.

** The per share information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.

                                     COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                        CONSOLIDATED STATEMENTS OF OPERATIONS
                                                     (Unaudited)

(In thousands, except per share data)                        THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                  JUNE 30,                            JUNE 30,
                                                           2006              2005             2006              2005
                                                      ----------------  ---------------- ----------------  ----------------
INTEREST INCOME:
  Loans                                               $        13,246   $         8,666  $        24,894   $        15,919
  Securities                                                      506               532            1,020             1,068
  Other                                                            45                28              145                49
  Dividends on FHLB stock                                          94                59              173               108
                                                      ----------------  ---------------- ----------------  ----------------
       Total interest income                                   13,891             9,285           26,232            17,144
                                                      ----------------  ---------------- ----------------  ----------------

INTEREST EXPENSE:
  Deposits                                                      5,161             2,762            9,592             4,844
  Short-term borrowings                                           232               244              667               448
  Long-term obligations                                         1,315               674            2,245             1,188
                                                      ----------------  ---------------- ----------------  ----------------
       Total interest expense                                   6,708             3,680           12,504             6,480
                                                      ----------------  ---------------- ----------------  ----------------

NET INTEREST INCOME                                             7,183             5,605           13,728            10,664
Provision for loan losses                                         775               650            1,360               975
                                                      ----------------  ---------------- ----------------  ----------------
       Net interest income after provision
         for loan losses                                        6,408             4,955           12,368             9,689
                                                      ----------------  ---------------- ----------------  ----------------

NONINTEREST INCOME:
   Gain on sale of loans                                          538               717              878             1,325
   Service charges and fees on loans                              139               250              279               403
   Deposit-related fees                                           510               427              984               810
   Bank-owned life insurance earnings                              96                79              192               158
   Other income, net                                               66                55              123                88
                                                      ----------------  ---------------- ----------------  ----------------
       Total noninterest income                                 1,349             1,528            2,456             2,784
                                                      ----------------  ---------------- ----------------  ----------------

NONINTEREST EXPENSES:
   Compensation and fringe benefits                             2,877             2,583            5,871             5,105
   Occupancy and equipment                                        930               857            1,853             1,714
   Professional and examination fees                              263               128              430               252
   Advertising                                                    124               128              257               244
   Other                                                          581               528            1,193             1,060
                                                      ----------------  ---------------- ----------------  ----------------
     Total noninterest expenses                                 4,775             4,224            9,604             8,375
                                                      ----------------  ---------------- ----------------  ----------------

Income before income taxes                                      2,982             2,259            5,220             4,098
Income tax expense                                              1,174               868            1,948             1,559
                                                      ----------------  ---------------- ----------------  ----------------

NET INCOME                                            $         1,808   $         1,391  $         3,272   $         2,539
                                                      ================  ================ ================  ================

NET INCOME PER SHARE:
   Basic*                                             $          0.28   $          0.22  $          0.51   $          0.39
                                                      ================  ================ ================  ================
   Diluted*                                           $          0.27   $          0.21  $          0.50   $          0.39
                                                      ================  ================ ================  ================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic*                                                       6,480             6,446            6,472             6,441
                                                      ================  ================ ================  ================
   Diluted*                                                     6,619             6,561            6,607             6,560
                                                      ================  ================ ================  ================

*The per share information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.


AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.
                                                                    For the three months ended
                                                         JUNE 30, 2006                      JUNE 30, 2005
                                               ----------------------------------  ---------------------------------
(Dollars in thousands)                                                  Average                            Average
                                                 Average                Yield/       Average                Yield/
                                                 Balance    Interest     Cost        Balance    Interest     Cost
                                               ------------ ---------- ----------  ------------ ---------- ---------
Interest-earning assets:
   Interest-bearing deposits in other banks    $     3,061  $      45      5.88%   $     3,884  $      28     2.88%
   Securities:
      Available for sale                            42,539        484      4.55%        43,881        503     4.59%
      Held to maturity                               1,926         22      4.57%         2,489         29     4.66%
   FHLB stock                                        6,727         94      5.59%         5,322         59     4.43%
   Loan portfolio                                  718,319     13,246      7.38%       551,963      8,666     6.28%
                                               ------------ ----------             ------------ ----------
    Total interest-earning assets                  772,572     13,891      7.19%       607,539      9,285     6.11%

Non-interest earning assets                         31,030                              29,109
                                               ------------                        ------------
Total assets                                   $   803,602                         $   636,648
                                               ============                        ============


Interest-bearing liabilities:
   Deposits                                        555,827      5,161      3.71%       442,273      2,762     2.50%
   Borrowed funds                                  138,634      1,547      4.46%       101,498        918     3.62%
                                               ------------ ----------             ------------ ----------
    Total interest-bearing liabilities             694,461  $   6,708      3.86%       543,771  $   3,680     2.71%
                                                            ----------                          ----------

Non-interest bearing liabilities                    55,638                              44,460
                                               ------------                        ------------

    Total liabilities                              750,099                             588,231
    Stockholders' equity                            53,503                              48,417
                                               ------------                        ------------
Total liabilities and stockholders' equity     $   803,602                         $   636,648
                                               ============                        ============

Net interest income                                         $   7,183                           $   5,605
                                                            ==========                          ==========

Interest rate spread                                                       3.33%                              3.40%
                                                                       ==========                          =========

Net yield on interest-earning assets                                       3.72%                              3.69%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                            111.2%                             111.7%
                                                                       ==========                          =========